UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2014

ORIENT PAPER, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34577	20-4158835
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Science Park, Juli Road Xushui County, Baoding City Hebei Province, People’s Republic of China 072550
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (86) 312-8698215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 25, 2014, Orient Paper, Inc., a Nevada corporation (the “Company”), filed two Certificates of Correction with the Nevada Secretary of State to correct certain typographical errors in (i) its Certificate of Amendment to Articles of Incorporation filed by the Company with the Nevada Secretary of State on December 10, 2007 (the “2007 Certificate of Amendment” ) and (ii) its Certificate of Amendment to Articles of Incorporation filed by the Company with the Nevada Secretary of State on September 1, 2010 (the “2010 Certificate of Amendment”). Both Certificates of Correction were filed with the Nevada Secretary of State on August 25, 2014, and are effective on the effective dates of the records they correct.

Corrections Made to the 2007 Certificate of Amendment

Section 2 of the 2007 Certificate of Amendment inaccurately stated that Article IV of the Article of Incorporation (the article naming the corporation’s directors) was being stricken in its entirety and replaced with certain text set forth in such Section 2 of the Certificate of Amendment concerning the number of authorized shares of capital stock; however, the proper reference to the Article being amended should have been to Article III. Therefore, all references to “Article IV” in the 2007 Certificate of Amendment were corrected to be references to “Article III”.

Corrections Made to the 2010 Certificate of Amendment

Section 2 of the 2010 Certificate of Amendment inaccurately stated that Article V of the Articles of Incorporation (the article re the Company’s “Purpose”) was being stricken in its entirety and amended to read as set forth in Exhibit A to the 2010 Certificate of Amendment. However, the proper reference should have been to a new Article X. In addition, Section 3 of the 2010 Certificate of Amendment, when referring to the vote by which the stockholders of the corporation approved the amendment to the Articles of Incorporation, inaccurately set forth the date “August 21, 2010” when it should have set forth the proportion of the voting power that approved the amendment.

Therefore, Section 2 of the 2010 Certificate of Amendment was corrected to read in its entirety as follows: “The Articles of Incorporation of Orient Paper, Inc. are hereby amended by adding the following new Article X attached hereto as Exhibit A.” Section 3 of the 2010 Certificate of Amendment was corrected to read in its entirety as follows: “The vote by which the stockholders holding shares in the corporation entitled them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation to have voted in favor of the amendment is: a majority of the voting power.”

The text of the two Certificates of Correction is set forth in Exhibit 3.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

3.1	Certificates of Correction filed by Orient Paper, Inc. on August 25, 2014.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2014

ORIENT PAPER, INC.

	By:	/s/ Winston C. Yen
Winston C. Yen
Chief Financial Officer